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                              WEITZ PARTNERS, INC.

                         Supplement dated July 30, 1999
        to the Statement of Additional Information dated April 30, 1999

1. The first paragraph of the section titled "Other Securities" on page 4 of the Statement of Additional Information is amended in its entirety to read as follows:

OTHER SECURITIES

Although the Fund primarily invests in common stocks and securities convertible into common stocks, it may also invest in other securities, including preferred stock and debt securities, which the investment adviser determines may offer the opportunity for capital appreciation. The Fund will not invest more than 15% of its assets in securities that are non-investment grade or unrated. Generally investment grade securities are those with a rating of BBB or better by Standard and Poor's or Baa or better by Moody's. A complete description of the Standard and Poor's and Moody's ratings of securities is attached as Appendix A.

2. The section titled "Auditor" on page 13 of the Statement of Additional Information is amended in its entirety to read as follows:

AUDITOR

The Fund's independent accountant is PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, New York 10036.

3. The first paragraph of the section titled "General" on page 15 of the Statement of Additional Information is amended in its entirety to read as follows:

GENERAL

Weitz Partners, Inc., is authorized to issue a total of one billion shares of common stock in series with a par value of $.00001 per share. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated the Partners Value Fund. The Board of Directors may authorize additional shares in series without shareholder approval.


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                              WEITZ PARTNERS, INC.

                         Supplement dated July 30, 1999
                     to the Prospectus dated April 30, 1999

The section titled "Fund Auditor" on Page 17 of the Prospectus is amended in its entirety to read as follows:

FUND AUDITOR

PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, New York 10036, if the independent certified public accountant and auditor for the Fund.